SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a - 12


                     PRUDENTIAL HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)     Title of each class of securities to which transaction applies:
                 ---------------------------------------------------------------

         (2)     Aggregate number of securities to which transaction applies:
                 ---------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                 ---------------------------------------------------------------

         (4)     Proposed maximum aggregate value of transaction:
                 ---------------------------------------------------------------

         (5)     Total fee paid:
                 ---------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

                        THE HIGH YIELD INCOME FUND, INC.
                              GATEWAY CENTER THREE
                            NEWARK, NEW JERSEY 07102

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   ----------


To Our Shareholders:

     Notice is hereby given that the 2002 Annual Meeting of Shareholders (the Meeting) of The High Yield Income Fund, Inc. (the Fund) will be held on December 5, 2002, at 10:00 a.m., at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, for the following purposes:

          1.  To elect three directors.

          2. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on October 11, 2002 as the record date for the determination of shareholders entitled to vote at the Meeting or any adjournment thereof.



                                                         Deborah A. Docs
                                                           SECRETARY



Dated: October 31, 2002





--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------

                        THE HIGH YIELD INCOME FUND, INC.
                              GATEWAY CENTER THREE
                            NEWARK, NEW JERSEY 07102

                                   ----------

                                 PROXY STATEMENT

                                   ----------


     This Proxy Statement is furnished by the Board of Directors of The High Yield Income Fund, Inc. (the Fund) in connection with the Fund's solicitation of proxies for use at the Annual Meeting of Shareholders to be held on December 5, 2002 at 10:00 a.m., at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, the Fund's principal executive office. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

     If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted FORthe proposal. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. If sufficient votes to approve the proposed item are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to the item, unless directed to disapprove the item, in which case such shares will be voted against the proposed adjournment. In the event that a meeting is adjourned, the same procedures will apply at a later meeting date.

     Since Proposal No.1 is to be determined by a majority of the votes cast, each "broker non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) and abstention will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of such matters.

     The close of business on October 11, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 11,449,790 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders of record on or about October 31, 2002. The most recent annual report for the Fund is being mailed to shareholders together with this Proxy Statement.

     As of October 11, 2002, Cede & Co., 55 Water Street, 25th Floor, New York, NY 10041, held, solely of record on behalf of other persons, 10,158,960 shares of the Fund which represented approximately 88.7% of the shares of the Fund then outstanding. Management does not know of any person or group who owned beneficially 5% or more of the Fund's outstanding shares on the record date.

     The expenses of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of Prudential Securities Incorporated (Prudential Securities). In addition, the Board of Directors of the Fund has authorized management to retain, at their discretion, Georgeson Shareholder Communications, Inc., a proxy solicitation firm, to assist in the solicitation of proxies for this Meeting. The cost of solicitation, including specified expenses, is not expected to exceed $9,000 and will be borne by the Fund.

     Prudential Investments LLC (PI or the Manager), Gateway Center Three, Newark, New Jersey 07102, serves as the Fund's Manager under a management agreement dated as of December 15, 1988 (the Management Agreement). Investment advisory services are provided to the Fund by PI through its affiliate, Prudential Investment Management, Inc. (PIM or the Subadviser), Prudential Plaza, Newark, New Jersey 07102, under a Subadvisory Agreement dated December 15, 1988. Both PI and PIM are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America (Prudential). As of June 30, 2002, PI served as the manager to open-end investment companies, and as manager or administrator to closed-end investment companies with aggregate assets of more than $93 billion. The Fund has a Board of Directors which, in addition to overseeing the actions of the Fund's Manager and Subadviser, decides upon matters of general policy.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     The Fund's Articles of Incorporation provide that the Board of Directors will be divided into three classes of Directors, as nearly equal in number as possible. Each Director, after a transition period, serves for three years with one class being elected each year. Each year the term of office of one class will expire. The Board of Directors is currently comprised of 10 Directors--Messrs. Dorsey, Gunia, Mooney, Munn, Odenath, Redeker and Weil and Mses. Gold, Rice and Teeters. All of the current members of the Board of Directors have previously been elected by the shareholders.

     At the Annual Meeting, Directors will be elected to hold office until the earlier to occur of (i) the next meeting of shareholders at which Directors are elected and their successors are elected and qualified or (ii) the expiration of their terms in accordance with the Fund's retirement policy. The Fund's retirement policy calls for the retirement of Directors on December 31 of the year in which they reach the age of 75, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993.

     As prescribed in the Fund's Articles of Incorporation, the Directors have been divided into three classes and their terms of office fixed as follows:Class
I: Messrs. Odenath and Weil and Ms. Teeters--whose term expires in 2003; Class II:Messrs. Gunia and Mooney and Ms. Gold--whose term expires in 2004; and Class
III: Messrs. Dorsey, Munn and Redeker and Ms. Rice--whose term expires in 2002.

     Three of the Directors, Messrs. Munn and Redeker and Ms. Rice, are standing for re-election by shareholders to serve as Class III Directors until the Fund's 2005 Annual Meeting of Shareholders and until their successors have been elected and qualified. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of Messrs. Munn and Redeker and Ms. Rice. Messrs. Munn and Redeker and Ms. Rice have consented to be named in this Proxy Statement and to serve as Directors if elected. Eugene C. Dorsey, who currently serves as a Class III Director, is not standing for re-election because of the retirement policy set by the Board of Directors. Accordingly, the number of Class III Directors has been reduced from four to three. The Directors have no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Directors may recommend.

                             MANAGEMENT OF THE FUND

     Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "interested Directors." "Fund Complex" consists of the Fund and any other investment companies managed by PI.

                        DIRECTORS AND EXECUTIVE OFFICERS
                             CLASS III DIRECTORS***
                (NOMINEES FOR RE-ELECTION FOR TERM EXPIRING 2005)

                                      TERM OF                                 NUMBER OF
                                    OFFICE AND                              PORTFOLIOS IN        OTHER
                     POSITION(S)     LENGTH OF                              FUND COMPLEX      DIRECTORSHIPS
NAME, ADDRESS**          WITH          TIME        PRINCIPAL OCCUPATION(S)   OVERSEEN BY       HELD BY THE
AND AGE                  FUND        SERVED***     DURING PAST FIVE YEARS     DIRECTOR        DIRECTOR****
----------------     -----------    ----------     ----------------------   -------------    --------------
INDEPENDENT
DIRECTORS

Stephen P. Munn       Director      Since 1999    Formerly Chief Executive       73     Chairman of the Board
(60)                                              Officer (1988-2001) and               (since January 1994)
                                                  President of Carlisle                 and Director (since
                                                  Companies Incorporated.               1988) of Carlisle
                                                                                        Companies Incorporated
                                                                                        (manufacturer  of
                                                                                        industrial products);
                                                                                        Director of Gannett Co.
                                                                                        Inc. (publishing and
                                                                                        media).

Richard A. Redeker    Director      Since 1993    Formerly Management            73             --
(59)                                              Consultant of Invesmart,
                                                  Inc. (August 2001-
                                                  October 2001); formerly
                                                  employee of PI (October
                                                  1996-December 1998).

INTERESTED
DIRECTOR

*Judy A. Rice (54)    Vice          Since 2000    Executive Vice President       111            --
                      President                   (since 1999) of PI;
                      and                         formerly various positions
                      Director                    to Senior Vice President
                                                  (1992-1999) of Prudential
                                                  Securities; and various
                                                  positions to Managing
                                                  Director (1975-1992) of
                                                  Salomon Smith Barney;
                                                  Member of Board of
                                                  Governors of the Money
                                                  Management Institute;
                                                  Member of the Prudential
                                                  Securities Operating
                                                  Council and a Member of
                                                  the Board of Directors for
                                                  the National Association
                                                  for Variable Annuities.

                                 OTHER DIRECTORS

                                      TERM OF                                 NUMBER OF
                                    OFFICE AND                              PORTFOLIOS IN        OTHER
                     POSITION(S)     LENGTH OF                              FUND COMPLEX      DIRECTORSHIPS
NAME, ADDRESS**          WITH          TIME        PRINCIPAL OCCUPATION(S)   OVERSEEN BY       HELD BY THE
AND AGE                  FUND        SERVED***     DURING PAST FIVE YEARS     DIRECTOR        DIRECTOR****
----------------     -----------   -----------     ----------------------   -------------    --------------
INDEPENDENT
DIRECTORS

Delayne Dedrick       Director      Since 1996    Marketing Consultant.          89             --
Gold (64)             (Class II***)
Thomas T. Mooney      Director      Since 1996    President of the Greater       95     Director, President and
(60)                  (Class II***)               Rochester Metro                       Treasurer (since
                                                  Chamber of Commerce;                  1986) of First
                                                  formerly Rochester City               Financial Fund, Inc.
                                                  Manager; formerly                     and Director (since
                                                  Deputy Monroe County                  1988) of The High
                                                  Executive; Trustee of                 Yield Plus Fund, Inc.
                                                  Center for Governmental
                                                  Research, Inc.; Director of
                                                  Blue Cross of Rochester,
                                                  Monroe County Water
                                                  Authority and Executive
                                                  Service Corps of Rochester.

Nancy H. Teeters      Director      Since 1996    Economist; formerly Vice       72             --
(72)                  (Class I***)                President and Chief
                                                  Economist of International
                                                  Business Machines
                                                  Corporation; formerly
                                                  Director of Inland Steel
                                                  Industries (July 1984-1999);
                                                  formerly Governor of The
                                                  Federal Reserve (September
                                                  1978-June 1984).

Louis A. Weil, III    Director      Since 1996    Formerly Chairman              73             --
(61)                  (Class I***)                (January 1999-July 2000),
                                                  President and Chief
                                                  Executive Officer (January
                                                  1996-July 2000) and Director
                                                  (since September 1991) of
                                                  Central Newspapers, Inc.;
                                                  formerly Chairman of the
                                                  Board (January 1996-July
                                                  2000), Publisher and Chief
                                                  Executive Officer (August
                                                  1991-December 1995) of
                                                  Phoenix Newspapers, Inc.

                                      TERM OF                                 NUMBER OF
                                    OFFICE AND                              PORTFOLIOS IN        OTHER
                     POSITION(S)     LENGTH OF                              FUND COMPLEX      DIRECTORSHIPS
NAME, ADDRESS**          WITH          TIME        PRINCIPAL OCCUPATION(S)   OVERSEEN BY       HELD BY THE
AND AGE                  FUND        SERVED***     DURING PAST FIVE YEARS     DIRECTOR        DIRECTOR****
----------------     -----------    ----------     ----------------------   -------------    --------------
INTERESTED
DIRECTORS

*Robert F. Gunia      Vice          Since 1996    Executive Vice President       112    Vice President and
(55)                  President                   and Chief Administrative              Director (since May
                      and                         Officer (since June 1999)             1989) of The Asia
                      Director                    of PI; Executive Vice                 Pacific Fund, Inc.
                      (Class II***)               President and Treasurer
                                                  (since January 1996) of
                                                  PI; President (since April
                                                  1999) of Prudential
                                                  Investment Management
                                                  Services LLC (PIMS);
                                                  Corporate Vice President
                                                  (since September 1997) of
                                                  The Prudential Insurance
                                                  Company of America
                                                  (Prudential); formerly
                                                  Senior Vice President
                                                  (March 1987-May 1999) of
                                                  Prudential Securities
                                                  Incorporated (Prudential
                                                  Securities); formerly
                                                  Chief Administrative
                                                  Officer (July
                                                  1989-September 1996),
                                                  Director (January 1989-
                                                  September 1996) and
                                                  Executive Vice President,
                                                  Treasurer and Chief
                                                  Financial Officer (June
                                                  1987-December 1996) of
                                                  Prudential Mutual Fund
                                                  Management, Inc.


*David R. Odenath,    President     Since 1999    President, Chief Executive     115            --
Jr. (45)              and                         Officer and Chief Operating
                      Director                    Officer (since June 1999)
                      (Class I***)                of PI; Senior Vice President
                                                  (since June 1999) of
                                                  Prudential; formerly
                                                  Senior Vice President
                                                  (August 1993-May 1999) of
                                                  PaineWebber Group, Inc.

----------
* "Interested" Director, as defined in the 1940 Act, by reason of employment with the Manager, the Subadviser or the Distributor.

**   Unless  otherwise  noted, the address of the Directors and officers is c/o:
     Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

*** The Fund's Articles of Incorporation and Bylaws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class will expire. In addition, the Board of Directors has adopted a retirement policy which calls for the retirement of each Director on December 31 of the year in which the Director reaches the age of 75. The table shows the number of years in which each Director has served as a Director or officer.

**** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.


                                  COMPENSATION

     Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Interested Directors of the Fund.

     The Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on Committees of the Board of Directors (Committees) may receive additional compensation. The amount of compensation paid to each Independent Director may change as a result of the introduction of additional funds upon whose Boards the Directors may be asked to serve.

     Independent Directors may defer receipt of their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues deferred Directors' fees daily which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential Mutual Fund chosen by the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

     The Fund has no retirement or pension plan for its Directors.

     The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended August 31, 2002 to the Independent Directors. The table also shows aggregate compensation paid to those Directors for service on the Fund's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2001.

                           DIRECTOR COMPENSATION TABLE

                                                            PENSION OR          TOTAL 2001
                                                            RETIREMENT       COMPENSATION FROM
                                            AGGREGATE        BENEFITS          FUND AND FUND
                                          COMPENSATION    AS PART OF FUND     COMPLEX PAID TO
NAME AND POSITION                           FROM FUND        EXPENSES      INDEPENDENT DIRECTORS
----------------                          ------------    ---------------  ---------------------
Eugene C. Dorsey--Director** ............      $1,300           None         $120,833 (16/78)*
Delayne Dedrick Gold--Director ..........      $1,300           None         $173,000 (37/89)*
Thomas T. Mooney--Director** ............      $1,300           None         $164,000 (28/95)*
Stephen P. Munn--Director ...............      $1,300           None         $114,000 (24/73)*
Richard A. Redeker--Director ............      $1,300           None         $110,000 (24/73)*
Nancy H. Teeters--Director ..............      $1,300           None         $118,000 (25/72)*
Louis A Weil, III--Director .............      $1,300           None         $113,667 (24/73)*

----------
* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

** Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2001, such compensation was deferred at the election of the Directors, in total or in part, under the Fund's deferred fee agreement. Including accrued interest on amounts deferred through December 31, 2001, total value of deferred compensation for the year amounted to $135,070 and $148,850 for Messrs. Dorsey and Mooney, respectively.


     Interested Directors and officers do not receive compensation from the Fund or any fund in the Fund Complex and therefore are not shown in the Compensation Table.

     The following table sets forth the dollar range of equity securities in the Fund benefically owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of June 30, 2002.


                         DIRECTOR SHARE OWNERSHIP TABLE

                              INDEPENDENT DIRECTORS

                                                               AGGREGATE DOLLAR RANGE
                                                               OF EQUITY SECURITIES IN
                                                                   ALL REGISTERED
                                     DOLLAR RANGE OF EQUITY     INVESTMENT COMPANIES
                                          SECURITIES IN        OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR                              FUND                  FUND COMPLEX
----------------                     ----------------------    -----------------------
Eugene C. Dorsey ...................          None                 $10,001-$50,000
Delayne Dedrick Gold ...............          None                  over $100,000
Thomas T. Mooney ...................          None                  over $100,000
Stephen P. Munn ....................          None                  over $100,000
Richard A. Redeker .................          None                  over $100,000
Nancy H. Teeters ...................          None                   $1-$10,000
Louis A Weil, III ..................          None                  over $100,000


                              INTERESTED DIRECTORS

                                                               AGGREGATE DOLLAR RANGE
                                                               OF EQUITY SECURITIES IN
                                                                   ALL REGISTERED
                                     DOLLAR RANGE OF EQUITY     INVESTMENT COMPANIES
                                          SECURITIES IN        OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR                              FUND                  FUND COMPLEX
----------------                     ----------------------    -----------------------
Robert F. Gunia ....................          None                  over $100,000
David R. Odenath, Jr. ..............          None                $50,001-$100,000
judy A. Rice .......................          None                  over $100,000

     The following table sets forth information regarding each class of securities owned benefically or of record by each Independent Director, and his/her immediate family members, in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940 Act) an investment adviser or principal underwriter of the Fund as of June 30, 2002.

                                    NAME OF
                                  OWNERS AND
                               RELATIONSHIPS TO               TITLE OF   VALUE OF   PERCENT OF
NAME OF DIRECTOR                   DIRECTOR        COMPANY      CLASS   SECURITIES     CLASS
----------------               ----------------   ---------   --------  ----------  ----------
Eugene C. Dorsey .............        --             --          --         --          --
Delayne Dedrick Gold .........        --             --          --         --          --
Thomas T. Mooney .............        --             --          --         --          --
Stephen P. Munn ..............        --             --          --         --          --
Richard A. Redeker ...........        --             --          --         --          --
Nancy H. Teeters .............        --             --          --         --          --
Louis A Weil, III ............        --             --          --         --          --

                            STANDING BOARD COMMITTEES

     There were four regularly scheduled meetings of the Fund's Board of Directors for the fiscal year ended August 31, 2002. The Board of Directors has established two standing Committees in connection with the governance of the Fund--Audit and Nominating. For the fiscal year ended August 31, 2002, each of the Directors attended 75% or more of the total number of meetings of the Board of Directors and all Committees of which he or she was a member.

     The Audit Committee consists of all of the Independent Directors. The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Fund's independent accountants, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent accountants' responsibility to plan and carry out a proper audit. The audit Committee met five times during the fiscal year ended August 31, 2002.

     The Nominating Committee consists of all of the Independent Directors. This Committee interviews and recommends to the board persons to be nominated for election as Directors by the Fund's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee also reviews the independence of Directors currently serving on the Board and recommends to the Board Independent Directors to be selected for membership on Board Committees. The Nominating Committee reviews each Director's investment in the Fund, matters relating to Director compensation and expenses and compliance with the Fund's retirement policy. The Nominating Committee did not meet during the fiscal year ended August 31, 2002.

     In addition to the two standing Committees of the Fund, the Board of Directors has also approved Director participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Prudential mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board of Directors. The following Independent Directors serve on the Executive Committee: Eugene C. Dorsey and Thomas T. Mooney. Independent Directors from other funds in the Fund Complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Directors and fund management on issues that affect more than one fund; serving as a liaison between the Boards of Trustees/Directors of funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board Meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Directors.

     In accordance with Independence Standards Board No. 1, PricewaterhouseCoopers LLP (PwC), the Fund's independent accountants for the fiscal year ended August 31, 2002, has confirmed to the Audit Committee that they are independent with respect to the Fund. PwC has confirmed the following information:

     o AUDIT FEES: The aggregate fees billed by PwC for professional services rendered for the audit of the Fund's annual financial statements for the fiscal year ended August 31, 2002 was $30,000.

     o FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES: PwC billed no fees for professional services rendered to the Fund for information technology services relating to financial information systems design and implementation for the Fund's most recent fiscal year. Similarly, PwC billed no fees for professional services rendered to the Fund's investment adviser and any entities controlling, controlled by or under common control with the Fund's investment adviser that provide services to the Fund for information technology services relating to financial information systems design and implementation for the calendar year ended December 31, 2001.

     o ALL OTHER FEES: The aggregate fees billed by PwC for services rendered to the Fund's investment adviser and any entity controlling, controlled by or under common control with the Fund's investment adviser that provides services to the Fund, amounted to approximately $416,500 for the calendar year ended December 31, 2001.

     Representatives of PwC are not expected to be present at the meeting, will not have an opportunity to make a statement and are not expected to be available to respond to questions.

     The report of the Audit Committee, dated October 24, 2002, is attached to this proxy statement as Appendix A.

     The executive officers of the Fund, other than as shown above,  are:Deborah
A. Docs, Secretary, having held such office since February 1999 and the office of Assistant Secretary from February 1997 through February 1999, Marguerite E.H. Morrison, Assistant Secretary, having held such office since May 2002 and Grace
C. Torres, Treasurer and Principal Financial and Accounting Officer, having held such office since February 1997. Ms. Docs is 44 years old and is a Vice President and Corporate Counsel (since 2001) of Prudential, Vice President and Assistant Secretary (since December 1996) of PI and former Vice President and Associate General Counsel (June 1991-May 1999) of Prudential Securities. Ms. Morrison is 46 years old and is Vice President and Chief Legal Officer--Mutual Funds and Unit Investment Trusts (since August 2000) of Prudential; Senior Vice President and Assistant Secretary (since February 2001) of PI; Vice President and Assistant Secretary of PIMS (since October 2001); previously Vice President and Associate General Counsel (December 1996-February 2001) of PI and Vice President and Associate general Counsel (September 1987-September 1996) of Prudential Securities. Ms. Torres is 43 years old and is Senior Vice President (since January 2000) of PI and former First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities. The executive officers of the Fund are elected annually by the Board of Directors at their meeting following the Annual Meeting of Shareholders.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Securities Exchange Act of 1934, as amended (the Exchange Act), requires the officers and directors of the Fund and persons who own more than ten percent of the Fund's equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (SEC) and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such Forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

REQUIRED VOTE

     Directors must be elected by a vote of a majority of the votes cast at the meeting in person or by proxy and entitled to vote thereupon.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES INDICATED IN PROPOSAL NO. 1.

                                  OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund provided the Fund did not have notice of such matter on or before September 16, 2002.


                              SHAREHOLDER PROPOSALS

     A shareholder proposal intended to be presented at the Annual Meeting of Shareholders of the Fund in 2003 hereinafter called must be received by the Fund on or before July 3, 2003 in order to be included in the Fund's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. A shareholder who wishes to make a proposal at the 2003 Annual Meeting of Shareholders without including such proposal in the Fund's proxy statement must notify the Fund, at the Fund's principal executive office, of such proposal by September 16, 2003. If a shareholder fails to timely give such notice, then the persons named as proxies in the proxies solicited by the Board for the 2003 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.

                                                     Deborah A. Docs
                                                     SECRETARY



Dated: October 31, 2002

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                      APPENDIX A


                        THE HIGH YIELD INCOME FUND, INC.
                                   (THE"FUND")

                              AUDIT COMMITTEE REPORT


     The role of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's accounting and financial reporting process and the selection of the Fund's independent accountants. The Committee operates pursuant to a charter adopted by the Board on May 23, 2000. As set forth in the charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     In performing its oversight function, the Committee has considered and discussed with management and the independent accountants the Fund's audited financial statements for its fiscal year ended August 31, 2002. The Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as modified or supplemented. The Committee has also received the written disclosures from the independent accountants required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as currently in effect, delineating relationships between the independent accountants and the Fund, and discussed the impact that any such relationships may have on the objectivity and independence of the independent accountants.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the field of auditing, including the issue of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not ensure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's independent accountants are in fact "independent."

     The Audit Committee met on October 24, 2002 to consider and discuss the financial statements as of and for the fiscal year ended August 31, 2002 with management and the independent accountants.

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the charter, the Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report for its fiscal year ended August 31, 2002.

                        SUBMITTED BY THE AUDIT COMMITTEE
                        OF THE FUND'S BOARD OF DIRECTORS


Eugene C. Dorsey
Delayne Dedrick Gold
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Nancy H. Teeters
Louis A. Weil, III


Dated: October 24, 2002

                                  DETACH HERE

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

           THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR THE PROPOSAL.
                                                   ---

1. Election of Directors.
   Class III: (01) Stephen P. Munn,
   (02) Richard A. Redeker, (03) Judy
   A. Rice

   If you do not wish your shares voted
   "For" particular nominee(s) mark the
   "For all nominees except as noted
   above" box and indicate on the line
   the nominee(s) for which you wish
   authority to vote be withheld.

                   FOR      WITHHELD

      FOR          [ ]        [ ]
      ALL
    NOMINEES
     EXCEPT

      [ ] _________________________________
     For all nominees except as noted above

                                        IN  THE  DISCRETION,   THE  PROXIES  ARE
                                        AUTHORIZED   TO  VOTE  UPON  SUCH  OTHER
                                        BUSINESS AS MAY PROPERLY COME BEFORE THE
                                        MEETING OR ANY ADJOURNMENT THEREOF.

                                        Mark  box  at  right  if  an      [ ]
                                        address   change   has  been
                                        noted on the reverse side of
                                        this card.

                                        The    signature(s)     hereon    should
                                        correspond  exactly  with the name(s) of
                                        the  Stockholder(s)   appearing  on  the
                                        record  books.  If stock is jointly held
                                        all  joint  owners  should  sign.   When
                                        signing    as    attorney,     executor,
                                        administrator,   trustee  or   guardian,
                                        please  give  full  title  as  such.  If
                                        signer is a corporation, please sign the
                                        full  corporate  name, and give title of
                                        signing   officer.   If   signer   is  a
                                        partnership, please sign in partnership name by authorized person.


Signature:_____________ Date:_________   Signature:_____________ Date:_________

                                  DETACH HERE



PROXY                   THE HIGH YIELD INCOME FUND, INC.                   PROXY


                              GATEWAY CENTER THREE
                            NEWARK, NEW JERSEY 07102

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Robert F. Gunia, Grace C. Torres and Deborah A. Docs as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all the shares of Common Stock of The High Yield Income Fund, Inc. held of record by the undersigned on October 11, 2002 at the Annual Meeting of Shareholders to be held on December 5, 2002, or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

--------------------------------------------------------------------------------
 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
--------------------------------------------------------------------------------

HAS YOUR ADDRES CHANGED?

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------